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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 9, 2005
                        --------------------------------
                        (Date of earliest event reported)


                            eResearchTechnology, Inc.
           -----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         DELAWARE                      0-29100                 22-3264604
----------------------------        -------------         -------------------
(State or other jurisdiction         (Commission            (I.R.S. Employer
    of incorporation)                File Number)          Identification No.)


   30 SOUTH 17TH STREET, PHILADELPHIA, PA                       19103
-------------------------------------------------         ------------------
   (Address of principal executive offices)                    (Zip Code)


                                  215-972-0420
        ----------------------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   [_]   Soliciting material pursuant to Rule 14a-12 under the
         Exchange Act (17 CFR 240.14a-12)
   [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 9, 2005, eResearchTechnology, Inc. issued a press release reporting its results of operations for the quarter and year ended December 31, 2004 and providing financial guidance for the first quarter and fiscal 2005. A copy of that press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

   (c)  Exhibits
            99.1  Press Release dated February 9, 2005 of
                  eResearchTechnology, Inc.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     eResearchTechnology, Inc.
                                                     (Registrant)


Date: February 9, 2005                               By:  Bruce Johnson

                                                     /s/ Bruce Johnson
                                                     -------------------------
                                                     Bruce Johnson
                                                     Chief Financial Officer



                                  EXHIBIT INDEX

EXHIBIT NO.      EXHIBIT
-----------      -------

99.1             Press Release dated February 9, 2005 of
                 eResearchTechnology, Inc.